UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 6, 2005

ImmunoGen, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts	0-17999	04-2726691
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

128 Sidney Street, Cambridge, MA 02139

(Address of principal executive offices)   (Zip Code)

Registrant’s telephone number, including area code: (617) 995-2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 – OTHER EVENTS

On September 7, 2005, ImmunoGen, Inc. (Nasdaq: IMGN) issued a press release to announce the initiation of patient dosing with its huN901-DM1 Tumor-Activated Prodrug (TAP) compound, for the treatment of multiple myeloma. This study expands the huN901-DM1 clinical program – the compound also is in two clinical trials for the treatment of small-cell lung cancer. The primary objective of this Phase I study is to evaluate the safety of huN901-DM1 in patients with relapsed or refractory multiple myeloma, and to identify the maximum tolerated dose of the compound in this patient population. The study also will evaluate the anticancer activity of huN901-DM1 in multiple myeloma.

A copy of the press release is attached to this current report on Form 8-K as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Exhibit

99.1	Press Release of ImmunoGen, Inc. dated September 7, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ImmunoGen, Inc.
(Registrant)

Date: September 7, 2005	/s/ Karleen M. Oberton

Karleen M. Oberton
Senior Corporate Controller
(Principal Accounting Officer)